UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

KINETIC CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230	(210) 524-9000
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 14, 2011, Catherine M. Burzik, President and Chief Executive Officer of Kinetic Concepts, Inc. (the “Company”) led a town hall meeting with employees of the Company discussing the proposed acquisition of the Company by a consortium comprised of investment funds advised by Apax Partners, and controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board (the “Merger”). The attached slides were used in the presentation and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Town Hall Meeting Presentation Slides, dated July 14, 2011

Additional Information and Where to Find It

This filing may be deemed to be solicitation material in respect of the proposed acquisition of the Company by investment funds advised by Apax Partners, and controlled affiliates of Canada Pension Plan Investment Board and the Public Sector Pension Investment Board. In connection with the proposed acquisition, the Company plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The definitive proxy statement will be mailed to shareholders of the Company. Investors and security holders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, when it becomes available, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to Kinetic Concepts, Inc., Attention: Investor Relations, 8023 Vantage Drive, San Antonio, TX 78230, or by calling 210-255-6157.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be soliciting proxies from the Company’s shareholders in favor of the proposed acquisition. Information regarding the Company’s directors and executive officers is available in its 2010 Annual Report on Form 10-K filed with the SEC on March 1, 2011 and definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 15, 2011. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed acquisition, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to satisfy the conditions to the Merger, including obtaining the approval of at least two-thirds of the Company’s shareholders, the expiration of the waiting period under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s and the consortium’s ability to control or predict. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (Registrant)
Date: July 14, 2011
	By:	/s/ Martin J. Landon
Name: Martin J. Landon Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Town Hall Meeting Presentation Slides, dated July 14, 2011